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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 29, 2003



                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-15291                                  36-3312434
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      (Commission File Number)            (IRS Employer Identification Number)



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
2355 South Arlington Heights Road, Suite 400, Arlington Heights, Illinois     60005
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                (Address of principal executive offices)                    (Zip Code)
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        Registrant's Telephone Number, Including Area Code (847) 228-5400

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On October 29, 2003, Arlington Hospitality, Inc. (the "Company") issued a press release announcing the results of its annual meeting. A copy of the Company's press release is attached to this current report on Form 8-K as
Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc. dated October 29, 2003 Announcing Results of Annual Meeting.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  October 30, 2003

                               Arlington Hospitality, Inc.
                               (Registrant)

                               By:    /s/ James B. Dale
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                                    James B. Dale
                                    Senior Vice President and
                                    Chief Financial Officer